UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2020
 ______________________
HOLOGIC, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________
Delaware
(State or Other Jurisdiction of Incorporation)

1-36214	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

250 Campus Drive,
Marlborough,
MA	01752
(Address of Principal Executive Offices)	(Zip Code)

(508) 263-2900
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
 ______________________
Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	HOLX	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

The financial outlook for Hologic, Inc. (“Hologic” or the “Company”) for the current fiscal third quarter has improved since April 29, 2020, when the Company reported its second quarter financial results and discussed the impact of the COVID-19 pandemic.

Since then, the Company’s Breast and Skeletal businesses have performed in line with expectations, and the Surgical business has begun to recover more rapidly than forecast. In addition, the Diagnostics business has significantly outperformed based on strong sales of our COVID-19 tests. With more than 75% of its fiscal third quarter now complete, the Company forecasts (compared to the prior year period and in constant currency):

•	Diagnostics revenue to grow 20-25%, driven by higher than expected revenue from COVID-19 tests.

•	Breast and Skeletal Health revenue to decline 30-35%.

•	Surgical revenue to decline 65-70%.

The scope and duration of the COVID-19 pandemic remain highly uncertain, and the Company therefore cannot quantify the longer-term financial effects.

On June 9 and 10, 2020, Hologic will participate in two virtual investor conferences sponsored by Goldman Sachs and William Blair, respectively. In these meetings, Company executives expect to discuss the improved financial outlook described above, and report that the Aptima® SARS-CoV-2 assay is now CE-marked, allowing the test to be commercialized in Europe.

The Company’s presentations at these conferences will be webcast live and will be available on the Company’s investor relations page which can be accessed at: https://investors.hologic.com/events-and-presentations/default.aspx.

Cautionary Note Regarding Forward-Looking Statements. The information in this Form 8-K contains forward-looking statements that involve certain risks and uncertainties which could cause actual results to differ materially from those expressed or implied by these statements. Such risks and uncertainties include the ability of the Company’s Surgical business to continue its current rate of recovery, demand for the Company’s COVID-19 tests, and the ability to manufacture the tests as well as additional Panther® Systems to meet demand. The Company does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2020	HOLOGIC, INC.

	By:	/s/ Karleen M. Oberton
Karleen M. Oberton Chief Financial Officer